UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2024

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE SECURITIES EXCHANGE ACT OF 1934:

Title of Each Class	Symbol	Name of Exchange on which Registered
Common Units Representing Limited Liability Company Interests	ENLC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Resignation of Independent Registered Public Accounting Firm

On May 15, 2024, EnLink Midstream, LLC (the “Company”) was notified by KPMG LLP (“KPMG”) of its decision to resign as the Company’s independent registered accounting firm, effective as of such date, due to the fact that KPMG will no longer be considered independent with respect to the Company under the rules of the Securities and Exchange Commission (the “SEC”) after the closing of the definitive agreement announced publicly on January 12, 2024, pursuant to which Blackrock, Inc. has agreed to acquire all of the business and assets of Global Infrastructure Partners.

KPMG’s audit reports on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2023 and 2022, and through the effective date of KPMG’s resignation, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for the applicable year, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the disclosures in this Current Report on Form 8-K (this “Current Report”) and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether or not KPMG agrees with the disclosures made herein. A copy of KPMG’s letter, dated May 16, 2024, is filed as Exhibit 16.1 to this Current Report.

(b)	Appointment of Independent Registered Public Accounting Firm

On May 16, 2024, the Audit Committee engaged PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm effective as of May 16, 2024. During the fiscal years ended December 31, 2023 and 2022, and through the effective date of PwC’s engagement, neither the Company, nor anyone on behalf of the Company, consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by PwC to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter to the Securities and Exchange Commission from KPMG LLP, dated May 16, 2024.

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

By: EnLink Midstream Manager, LLC, its Managing Member

Date: May 16, 2024	By:	/s/ Benjamin D. Lamb
Benjamin D. Lamb
Executive Vice President and Chief Financial Officer